Exhibit 99.1

Vireo Growth to Acquire FLUENT in All-Stock Transaction

MINNEAPOLIS, Minnesota and TAMPA, Florida, April 30, 2026 -- Vireo Growth Inc. (CSE: VREO) (OTCQX: VREOF) (“Vireo”), a multi-state cannabis operator, and FLUENT Corp. (CSE: FNT.U) (OTCQB: CNTMF) (“FLUENT” or the “Company”), a vertically-integrated, multi-state cannabis company, today announced that they have entered into a definitive arrangement agreement (the “Arrangement Agreement”) pursuant to which Vireo will acquire all of the issued and outstanding common shares of FLUENT (after conversion of all (i) proportionate voting shares of FLUENT and (ii) non-voting, non-participating exchangeable shares of FLUENT) (the “FLUENT Shares”) in exchange for Vireo Shares (as defined below) (the “Transaction”).

Pursuant to the terms of the Arrangement Agreement, each shareholder of FLUENT (a “FLUENT Shareholder”) will receive 0.0705359 of a subordinate voting share of Vireo (each whole share, a “Vireo Share”) in exchange for each FLUENT Share held. With the acquisition of FLUENT, it is expected that, subject to regulatory approval in each market, Vireo will deepen its presence in Florida with approximately 74 stores and approximately 144,000 square feet of combined cultivation and production canopy, creating a leading operator with scale in Florida’s medical cannabis market. Following the completion of the Transaction, FLUENT will join the Vireo ecosystem and gain exposure to a larger and well capitalized multi-state operator currently operating in 10 states across the U.S.

Strategic Review Process

The Board of Directors of FLUENT (the “FLUENT Board”) formed a special committee composed of independent directors (the “Special Committee”) to evaluate and consider the Transaction and explore other potential strategic alternatives. Following a comprehensive review conducted with the assistance of independent financial advisors and legal advisors, the Special Committee has unanimously recommended that the FLUENT Board approve the Transaction.

Management Commentary

Richard Mavrinac, Chair of the Special Committee, said, “Following a comprehensive and independent review process, the Special Committee unanimously concluded that this transaction delivers compelling strategic and financial value for FLUENT shareholders. In an increasingly competitive industry, scale, capital access, and a strategic and expansive operational footprint are critical to long-term success, and this combination meaningfully strengthens each of those areas. The structure of the Transaction also enables our shareholders to participate in the future growth of a larger, more competitive platform. We have strong confidence in John Mazarakis’ leadership and Vireo’s vision for the combined company.”

John Mazarakis, Chief Executive Officer of Vireo, commented, “The acquisition of FLUENT meaningfully expands our presence in one of the most important cannabis markets in the country. Florida’s limited-license structure rewards scale, and combining two complementary networks with minimal overlap creates a platform that is meaningfully harder to replicate. FLUENT has displayed a proven track record in Florida with revenue generation from its Florida operations in the amount of approximately $71.5 million in 2025. What makes this transaction particularly compelling is the commitment of the FLUENT team to undertake certain steps to right size the business in advance of closing. The business we receive at closing we believe will be positioned to generate meaningful cash flow before we apply a single Vireo synergy. We believe we will be acquiring a structurally improved asset at an attractive entry point, and we intend to move quickly to realize the full potential of the combined Florida platform.”

David E. Vautrin, Interim Chief Executive Officer of FLUENT, said, “Partnering with a materially larger cannabis company provides the scale, capital, and infrastructure needed to accelerate growth. This all-stock Transaction positions our shareholders to participate in the upside of a stronger, scaled platform. John Mazarakis’ vision and disciplined leadership give us strong conviction in the combined company’s future.”

Approvals and Recommendation

The Transaction was unanimously approved by the FLUENT Board (with interested directors abstaining from voting), following the unanimous recommendation of the Special Committee. The Special Committee and the FLUENT Board have unanimously determined, after receiving financial and legal advice along with the Independent Fairness Opinion (as defined below) that the Transaction is in the best interests of FLUENT and is fair to the FLUENT Shareholders and the FLUENT Board recommends that the FLUENT Shareholders vote in favor of the Transaction.

The board of directors of Vireo has also unanimously approved the Transaction (with an interested director abstaining from voting).

ATB Cormark Capital Markets provided the Special Committee and FLUENT Board with an oral opinion, dated April 29, 2026, to the effect that, as of the date of such opinion, the consideration payable to the FLUENT Shareholders pursuant to the Transaction is fair, from a financial point of view, to the FLUENT Shareholders, based upon and subject to the assumptions, limitations, qualifications and other matters set forth in such opinion.

The Vireo Shares to be issued and exchanged for FLUENT Shares pursuant to the Transaction have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any U.S. state securities laws, and will be issued and exchanged in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and applicable U.S. state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Operating Budget

In connection with the Transaction, the FLUENT Board approved an operating budget (the “Operating Budget”), which is expected to streamline the Company’s operations and enhance overall performance throughout FLUENT’s platform, including, among other things, through the divestiture of certain non-core assets, targeted cost reductions and initiatives to optimize its business. These measures are anticipated to improve the Company’s operating efficiency and support its efforts toward increased cash flow generation over time.

Credit Agreement Equitization

In connection with the Transaction, the Company has entered into a credit equitization agreement (the “Equitization Agreement”) with certain lenders (the “Lenders”) to its existing senior secured credit agreement, dated November 26, 2024, as amended on March 17, 2026 and April 17, 2026 by and among FLUENT, its Canadian and US subsidiaries, the lenders party thereto and Chicago Atlantic Financial Services, LLC, as successor administrative agent (the “Credit Agreement”). Pursuant to the terms of the Equitization Agreement, among other things, the Company and the Lenders have agreed to exchange an aggregate of US$30 million outstanding indebtedness owing under the Credit Agreement for FLUENT Shares (the “Equitization”). Such FLUENT Shares will, subject to the terms of the Equitization Agreement, be issuable to the Lenders immediately prior to the closing of the Transaction and will be exchanged into Vireo Shares upon completion of the Transaction.

FLUENT Shareholder Approvals

The Transaction will be effected by way of a court-approved plan of arrangement pursuant to the Business Corporations Act (Ontario) (the "Arrangement") requiring the approval of (i) at least two-thirds of the votes cast by the FLUENT Shareholders; and (ii) if applicable, a simple majority of the votes cast by FLUENT Shareholders excluding for this purpose the votes attached to FLUENT Shares owned and/or controlled by any FLUENT Shareholders required to be excluded under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions, voting at a special meeting of shareholders (the “FLUENT Meeting”) to consider the Transaction, which is expected to be held in the second quarter of 2026.

In connection with the Transaction, Vireo has entered into voting support agreements with certain directors, officers and key shareholders of FLUENT, with such holders representing approximately 38.3% of the issued and outstanding FLUENT Shares (on an as-converted basis), pursuant to which they have agreed to, among other things, vote their FLUENT Shares in favor of the Transaction (the “Voting Support Agreements”).

In addition to the FLUENT Shareholder approvals, closing of the Transaction is subject to court approvals, as well as the receipt of all required regulatory approvals, the completion of the Equitization, and the satisfaction of certain other closing conditions customary in transactions of this nature. The Arrangement Agreement includes customary deal protection provisions, including non-solicitation covenants of FLUENT, "fiduciary out" and "right to match" provisions in favor of FLUENT, as well as a termination fee of $2 million payable by FLUENT to Vireo, if FLUENT accepts a superior proposal and in certain other specified circumstances.

Assuming timely receipt of all necessary court, FLUENT Shareholder, regulatory and other third-party approvals, the completion of the Equitization and the satisfaction of all other conditions, closing of the Transaction is expected to occur in the fourth quarter of 2026.

Subject to the satisfaction of all conditions to closing, upon completion of the Transaction, it is expected that the FLUENT Shares will be delisted from the Canadian Securities Exchange (“CSE”) and the OTCQB Venture Market and that FLUENT will apply to cease to be a reporting issuer under applicable Canadian securities laws.

The foregoing summary is qualified in its entirety by the provisions of the Arrangement Agreement. Copies of the Arrangement Agreement and the Voting Support Agreements and certain related documents will be filed with the applicable Canadian securities regulators and will be available on the Company’s and Vireo’s profile, as applicable, on SEDAR+ at www.sedarplus.ca and Vireo’s profile on EDGAR at www.sec.gov.

A description of the Transaction will be set forth in the management information circular of FLUENT, which will be mailed or made available to the FLUENT Shareholders and filed on the Company’s profile on SEDAR+ in advance of the FLUENT Meeting.

The Company also announced today that Chris Hagedorn has resigned from the FLUENT Board. The vacancy will not be filled at this time.

Financial and Legal Advisors

ATB Cormark Capital Markets is acting as financial advisor to the Special Committee of FLUENT and provided an independent fairness opinion to the Special Committee and FLUENT Board (the "Independent Fairness Opinion"). Cassels Brock & Blackwell LLP is acting as Canadian legal counsel and Goodwin Procter LLP is acting as United States legal counsel to FLUENT. DLA Piper (Canada) LLP is acting as Canadian legal counsel, Eversheds Sutherland (US) LLP is acting as United States legal counsel, and Shenker Russo & Clark LLP and Foley & Lardner LLP are acting as regulatory counsel to Vireo.

About FLUENT Corp.

FLUENT, a national cannabis consumer packaged goods company and retailer, is dedicated to being one of the highest quality cannabis companies for the communities it serves. This is driven by FLUENT's unrelenting commitment to operational excellence in cultivation, production, distribution, and retail experience. FLUENT produces an assortment of cannabis products under a diverse portfolio of brands including MOODS, Knack, Wandr, Bag-O and Hyer Kind. FLUENT operates in Florida, New York, and Texas. Headquartered in Tampa, Florida, FLUENT employs approximately 650 employees across 8 cultivation and manufacturing facilities, 35 active retail locations and a wholesale division which trades under ENTOURAGE servicing third party retailers in New York. For more information on the Company’s wholesale division ENTOURAGE, please visit https://entouragewholesale.com/.

FLUENT Shares trade on the CSE under the symbol “FNT.U” and on the OTCQB Venture Market under the symbol “CNTMF”. For more information about the Company, please visit www.getFLUENT.com.

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives Vireo’s intense local market focus while leveraging the strength of a national portfolio. Vireo is committed to hiring industry leaders and deploying capital and talent where it believes it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Forward-Looking Information

Certain information in this news release may constitute “forward-looking information” within the meaning of applicable securities laws. In some cases, but not necessarily in all cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “is positioned”, “estimates”, “intends”, “assumes”, “anticipates” or “does not anticipate” or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved” or similar expressions and includes, but is not limited to, statements with respect to the timing and outcome of the Transaction and the Equitization and the anticipated benefits thereof, the occurrence and expectations regarding FLUENT’s right-sizing actions, overall business and estimated potential synergies as a result of the Transaction, the anticipated timing of the FLUENT Meeting and the closing of the Transaction, expectations regarding the Operating Budget and the anticipated timing of actions and benefits resulting from the actions contemplated in connection with the Operating Budget; the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement, including receipt of all regulatory approvals, and the expectation that the FLUENT Shares will be delisted from the CSE and OTCQB Venture Market and that FLUENT will cease to be a reporting issuer under applicable Canadian securities laws. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent the expectations, estimates, and projections of the Company and Vireo regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company's and Vireo’s control.

Investors are cautioned that forward-looking information is necessarily based on many opinions, assumptions, and estimates that, while considered reasonable by the Company and Vireo as of the date of this news release, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking information. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information are the following: the dilutive impact of the Transaction and the Equitization and future resales of Vireo Shares in the public market by the FLUENT Shareholders, which may negatively affect the price of Vireo Shares; assumptions as to the time required to prepare and mail meeting materials to FLUENT Shareholders; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and FLUENT Shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Transaction; the prompt and effective integration of Vireo’s and FLUENT’s businesses; inherent uncertainty associated with financial or other projections; risks related to the value of Vireo Shares to be issued pursuant to the Transaction; the diversion of management time on Transaction-related issues; the Company’s and Vireo’s ability to execute their respective go-forward strategies; risks related to additional financing; risks relating to the Company’s debt obligations and the ability to make payments on existing indebtedness; risks related to the ability to access private and public capital; stock market volatility; the availability of financing; changes in the business activities, focus and plans of the Company and Vireo and the timing associated therewith; the timing of any changes to federal laws in the U.S. to allow for the general cultivation, distribution, and possession of cannabis; regulatory and licensing risks; changes in cannabis industry growth and trends; changes in general economic, business and political conditions, including changes in the financial markets; the global regulatory landscape and enforcement related to cannabis, including political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation, including the Company’s and Vireo’s interpretation of such regulation; public opinion and perception of the cannabis industry; and the risk factors described in the public filings of the Company and Vireo filed with applicable securities regulators and available under their respective profiles at www.sedarplus.ca and Vireo’s profile on EDGAR at www.sec.gov.

In respect of the forward-looking statements and information concerning the anticipated benefits and completion of the Transaction and Equitization and the anticipated timing for completion of the Transaction and Equitization, the Company and Vireo have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company and Vireo believe that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company and Vireo caution that the foregoing list of material factors is not exhaustive. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Consequently, there can be no assurance that the actual results or developments anticipated by the Company or Vireo (including the Transaction and impact or benefits related thereto) will be realized or, even if substantially realized, that they will have the expected consequences for, or effects on, the Company, Vireo, their respective shareholders, or the future results and performance of the Company and Vireo. Although the Company and Vireo have attempted to identify important risks, uncertainties and factors that could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. Neither the Company nor Vireo intends, and neither assumes any obligation, to update this forward-looking information except as otherwise required by applicable law.

Each of the Company and Vireo, through their respective subsidiaries, is directly involved in the manufacture, possession, use, sale, and distribution of cannabis in the adult-use and medical cannabis marketplace in the United States. Local state laws where the Company and Vireo operate permit such activities however, investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States under federal laws in the United States. Cannabis remains a scheduled drug under the United States Controlled Substances Act and, subject to certain exceptions in relation to medical cannabis, illegal under federal law in the United States to, among other things, cultivate, distribute, or possess cannabis in the United States. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable United States federal money laundering legislation.

While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with adult-use and medical cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Company or Vireo of liability under United States federal law, nor will it provide a defense to any federal proceeding which may be brought against the Company or Vireo. The enforcement of federal laws in the United States is a significant risk to the business of each of the Company and Vireo and any proceedings brought against the Company or Vireo thereunder may adversely affect their respective operations and financial performance.

The forward-looking statements contained in this news release are made as of the date of this news release, and each of the Company and Vireo expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by applicable law.

For FLUENT, contact:

Matt Mundy, Chief Legal Officer

(850) 972-8077

Investor Relations Contact: investors@getFLUENT.com

Media Contact: press@getFLUENT.com

For Vireo, contact:

Joe Duxbury, Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995